UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  08/10/2007

NUTRI SYSTEM INC DE
(Exact name of registrant as specified in its charter)

Commission File Number:  0-28551

DE	23-3012204
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

300 Welsh Road, Building 1, Suite 100, Horsham, PA 19044
(Address of principal executive offices, including zip code)

215 706 5302
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 10, 2007, NutriSystem, Inc.(the "Company") announced the planned departure of James D. Brown, Executive Vice President and Chief Financial Officer, effective upon the appointment of his replacement. Mr. Brown will continue in his duties until the search for a replacement is completed. A copy of the Company's press release dated August 10, 2007 is furnished as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits

(d)        Exhibits.

Exhibit No.                Description

99.1                        Press Release issued by the Company, dated August 10, 2007 furnished herewith.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTRI SYSTEM INC DE

Date: August 10, 2007	By:	/s/ James D Brown
James D Brown
Executive Vice President and CFO

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release issued by NutriSystem, Inc., dated August 10, 2007 furnished herewith.